Managed Government Securities Fund
Managed Federal Securities Fund
Managed Cash Fund

Supplement to Prospectus
Dated May 1, 1995

The  Company's  investment  adviser,   Scudder,   Stevens  &  Clark,  Inc.  (the
"Adviser"), has agreed to waive its investment management fee and reimburse operating expenses to the extent necessary so that the total annualized expenses of the Managed Federal Securities Fund do not exceed 0.75% of average daily net assets of the Fund for the period January 1, 1996 through October 31, 1996. To the extent that expenses fall below 0.75% during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts reimbursed or waived during the period, but only to the extent that the Fund's expenses do not exceed 0.75%.

In addition, the Adviser has agreed to waive a portion of its investment management fees to the extent necessary so that the total annualized expenses of the Managed Government Securities Fund and the Managed Cash Fund do not exceed 0.55% of average daily net assets of each Fund for the period January 1, 1996 through October 31, 1996. To the extent that expenses fall below 0.55% for either Fund during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts waived for such Fund during the period, but only to the extent that such Fund's expenses do not exceed 0.55%.

January 19, 1996